John Hancock Funds

Bank and
Thrift
Opportunity
Fund

SEMI-ANNUAL REPORT

April 30, 1997



TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN, TRANSFER AGENT AND
DIVIDEND DISBURSER

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

Listed New York Stock Exchange Symbol: BTO
John Hancock Closed-End Funds:
1-800-843-0090



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGER

John Hancock
Bank and Thrift
Opportunity Fund

Bank stocks soften in jittery market

On the heels of a strong 1996, the markets continued their upward march for the first two months of 1997, only to meet a stiff headwind of inflationary concern and rising interest rates in mid-March. Early in 1997, the engine of economic growth began to overheat and thus the Federal Reserve moved toward a more restrictive monetary policy. The stock market reacted with a series of gyrations, first giving back most of its gains for the year and then moving to new highs. The advances were restricted, however, mostly to a narrow range of large-company stocks. For the six months ended April 30, the broader market, as measured by the Standard & Poor's 500 Stock Index returned 14.71%.

Although bank stocks were not immune to the market's volatility and rising interest rates, especially in the latter part of the period, the Fund still turned in a strong performance. For the six months ended April 30, 1997, John Hancock Bank and Thrift Opportunity Fund returned 19.01% at net asset value. That compared favorably with the 14.35% return for the average open-end financial services fund and the 15.74% return for the average closed-end financial services fund, according to Lipper Analytical Services, Inc.

"...early in
1997, the
engine of
economic
growth
began to
overheat..."

A 2 1/4" x 3 1/4" photo of the portfolio management team. Caption reads:
"James K. Schmidt (seated) and Fund management team members: (l-r) James Boyd, Patricia Ouimet and Gerard Cronin."

Interest rates vs. bank earnings

Looking forward, we believe it is likely that the Fed will need to increase rates one more time in the near future to curb inflation. As rates move up, investors invariably sell bank stocks on the assumption that higher rates have a negative impact on bank earnings. We find this behavior mistaken, since in recent years banks have been able to adjust both loan and deposit pricing in step and keep earnings on track. Consider the last time interest rates moved upward sharply, a 15-month period in 1994-95. Short-term interest rates rose by 300 basis points (3.0%), much more than we are forecasting for 1997. The impact on bank margins was slight. According to FDIC data, net interest margins -- the difference between what banks receive on their loans and what they pay out to depositors -- in the commercial banking industry declined only modestly, from 4.36% to 4.29%, and net interest income actually increased due to growth in earning assets.

"Bank stocks
were not
immune to
the market's
volatility..."

A line chart with the heading "Key banking rates: Short term rate comparison" at the top of the left hand column. The chart is scaled in increments of 2% with 10% at the top and 0% at the bottom on the vertical left side, The bottom is scaled in increments of one year with Jan-91 at the left and Jan-97 at the right. Within the chart are four horizontal lines running from the top to the bottom of the chart, each tracking yearly percentage rate changes for each of the four types of key interest rate bench marks. The first one on the top represents the Prime rate percentage. The next one below represents the percent for the 90 day CD. The next represents the percent for Money market accounts. The bottom line represents percent for NOW savings accounts. The code for each line is shown centered under the graph with the first two codes on one row, and the second two underneath. Below is a footnote that says "Source: Bank Rate Monitor - Barron's; Bloomberg Financial Markets."

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is American Federal Bank followed by an up arrow and the phrase "Premium price in takeover by CCB Financial." The second listing is Summit Bancshares followed by an up arrow and the phrase "Competitive advantage promotes growing earnings." The third listing is Southwest Bancorp followed by a horizontal arrow and the phrase "Market suspect of a fast-growing loan book." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

The chart on this page shows key interest rates during the last five years. Note that while the cost of funds, as indicated by the yield on 90-day certificates of deposits, has increased, the impact has been passed on to borrowers, since the prime rate -- a key peg for setting lending rates -- has also risen. As a result, the yield spread on commercial loans has not narrowed. In fact, the spread between the prime rate and money market accounts has increased by 100 basis points (1.0%) since mid-1994. We believe that any further increases in the cost of funds will translate into a corresponding increase in the prime rate and result in little impact on margins.

Earnings trend upward

In 1996, bank earnings once again shattered prior records, as net income for the nation's 9,500 commercial banks exceeded $50 billion for the first time. The macroeconomic triple play of moderate growth, low inflation and stable interest rates drove bank earnings-per-share above consensus estimates. Banks reported wide interest margins, stable overhead levels and lower share counts due to stock repurchases. Credit costs, mostly due to elevated levels of problem loans in consumer portfolios, rose moderately off of an unsustainably low base and had little impact on bottom line profitability. In 1997, our model forecasts 12% earnings growth over 1996. Recently released first quarter reports corroborate this thesis, as the 1996 trends continue: wide spreads (despite rising rates), controlled expenses and share repurchases all are driving earnings per share.

Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) U.S. Bancorp 4.9% 2) Union Planters Corp. 4.6% 3) PNC Bank Corp. 3.3% 4) Barnett Banks, Inc. 2.8% 5) Collective Bancorp. 2.7%. A footnote below reads: "As a percentage of net assets on April 30, 1997."

The decline in the value of bank and thrift shares since early March has also restored their inexpensive status. Although the prices of many individual stocks are down more than 15% since their peaks in March, we have, in aggregate, not changed our earnings forecast for the year. Consequently, the relative price-earnings ratio multiple of the banking group has declined to 68% of the average market multiple, from its March high of 72%.

The consolidation process keeps going

In 1996, fourteen of the Fund's holdings announced mergers. In the first four months of 1997, seven more deals hit the tape. The largest transaction was First Bank Systems' pending acquisition of US Bancorp. This was a watershed event, similar to the NationsBank purchase of Boatmen's in 1996. Both transactions were enabled by the national interstate banking legislation that took effect in 1995. Like NationsBank, First Bank is paying a high premium for one of the Fund's larger, regional "trophy franchises." Although Boatmen's and US Bancorp both had leading positions in attractive markets, as stand-alones they lacked the critical mass to invest in new technology, develop products and squeeze the maximum returns from their franchises. The Fund focuses specifically on banks of this size and ilk mainly because as the competitive bar is raised these institutions are more likely to sell out. Regional banks in this $20 billion-$40 billion asset range are too big to compete as locals and too small to take on the behemoth superregionals; their mortality rate is and will be very high.

"In 1997,
our model
forecasts
12% earnings
growth over
1996."

In our view, the ongoing consolidation and homogenization of the financial services industry will continue. Newly relaxed regulations governing securities and insurance activities allow banks more freedom to offer these products. While larger-scale brokerage activities will remain the bailiwick of only the money center and superregional giants, insurance activities may be a boon for the Fund's smaller regional banks. By simply selling and not underwriting these products, banks insulate themselves from much of the attendant risks yet are able to sell additional fee-based products to their existing customer base.

An interesting takeover battle has recently been resolved in California, as Washington Mutual will merge with Great Western Financial, creating what will be the largest thrift institution in the U.S. We believe the earnings of Washington Mutual will be enhanced because of the enormous expense savings and revenue enhancement opportunities in the merger, coupled with Washington Mutual's history of smooth integration of acquisitions. We consider this merger to be a very positive development because it produces a new powerhouse institution with the capability of making further acquisitions, and because it demonstrates that industry consolidation can produce benefits for all parties to a transaction. What is clear, though, is that the California economy has recovered and that this state will be a focal point of consolidation in the future. Several of the Fund's smaller capitalization California banks have already been party to this activity and we expect this trend to continue. As a result, we continue to be active in accumulating banks and thrifts in California.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 5% from bottom to top, with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 19.01% total return for John Hancock Bank and Thrift Opportunity Fund. The second represents the 14.35% total return for the average closed-end financial services fund. The third represents the 15.74% total return for the average closed-end financial services fund. Footnote below reads: "The total return for John Hancock Bank and Thrift Opportunity Fund is at net asset value with all distributions reinvested. The average closed-end financial services fund is tracked by Lipper Analytical Services, Inc."

"The Fund
remains
geographically
diverse..."

Portfolio, tactics and outlook

The basic investment concept of the Fund has remained the same since its inception in August, 1994. We invest in undervalued regional banks and thrifts with healthy earnings fundamentals and that are in the path of consolidation. The Fund remains geographically diverse because the nation's economic expansion has now reached every region and there are no longer any localized economic crises to beware of.

Historically, banks that were perceived as potential acquisition targets traded at a significant price-earnings multiple premium to those that were considered to be buyer institutions. Since the beginning of 1996, however, the shares of the largest banks have risen dramatically to the point where there is no longer a valuation disparity between potential buyers and potential sellers. We think this has caused many of the mid-sized banks, with between $20 billion and $40 billion in assets, to trade at prices that are reasonable, even if there were no possibility of a takeover bid. Among smaller stocks, we have built many positions in previously mutual savings and loans that have converted to public ownership. These are the least expensive of all depository institutions, as many still trade below their book value. While we encourage these companies to buy back their stock aggressively, on some occasions we have concluded that the buybacks have forced the stocks to too high a level and we have cut back or eliminated our holdings.

Due in part to a share buyback initiated in May 1996 and to the financial sector's robust performance since mid-1996, the discount between the Fund's share price and its net asset value narrowed from 20% to 10% in December 1996. In the financial sector's weakness of recent weeks, the discount has widened back out to 15%, despite the continuing strong performance of the underlying assets.

We remain confident about the prospects for bank and thrift stocks. Even though any further rise in interest rates might temporarily put the sector under pressure, we believe, as we stated earlier, that the conventional wisdom no longer holds true that rising rates affect bank earnings. Bank and thrift fundamentals remain as strong as ever, and we expect industry consolidation to continue for many years. We will continue to direct our energies toward making sound investments that cause the net asset value of the Fund to continue to grow.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.





Financial Statements

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April
30, 1997. You'll also find the net asset value for each common share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
-----------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks and Warrant
Unaffiliated Issuers (cost -- $365,875,362)          $711,274,625
Affiliated Issuers -- Note E
(cost -- $14,442,775)                                  23,302,456
Preferred stocks (cost -- $11,087,500)                 12,361,375
Bonds (cost -- $22,094,855)                            22,843,900
Short-term investments (cost -- $46,478,533)           46,478,533
                                                    -------------
                                                      816,260,889

Cash                                                          967
Interest receivable                                       551,395
Dividends receivable                                    1,297,595
Deferred organization expenses -- Note A                   37,067
Other assets                                               39,794
                                                    -------------
Total Assets                                          818,187,707
-----------------------------------------------------------------

Liabilities:
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                  874,915
Accounts payable and accrued expenses                      97,790
                                                    -------------
Total Liabilities                                         972,705
-----------------------------------------------------------------

Net Assets:
Capital paid-in                                       435,273,407
Accumulated net realized gain on investments           21,272,102
Net unrealized appreciation of investments            356,284,565
Undistributed net investment income                     4,384,928
                                                    -------------
Net Assets                                           $817,215,002
=================================================================

Net Asset Value Per Share:
(Based on 22,100,000 shares of beneficial
interest outstanding -- unlimited number of
shares authorized with no par value)                 $      36.98
=================================================================

See notes to financial statements.






The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.


Statement of Operations
Six months ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------
Investment Income:
Dividends (including $159,884 received from
affiliated issuers and net of foreign withholding
taxes of $12,229)                                       $  9,374,058
Interest                                                   1,964,821
                                                      --------------
                                                          11,338,879
                                                      --------------

Expenses:
Investment management fee - Note B                         4,369,496
Administration fee - Note B                                  949,890
Custodian fee                                                 79,376
Printing                                                      62,292
Trustees' fees                                                46,419
Auditing fee                                                  20,557
Transfer agent fee                                            20,358
New York Stock Exchange fee                                   19,845
Miscellaneous                                                 15,578
Legal fees                                                    10,140
Organization expense - Note A                                  7,912
                                                      --------------
Total Expenses                                             5,601,863
--------------------------------------------------------------------
Net Investment Income                                      5,737,016
--------------------------------------------------------------------

Unrealized Gain on Investments:
Net realized gain on investments sold (including
$754,937 on sales of investments in affiliated issuers)   21,270,278

Change in net unrealized appreciation/depreciation
of investments                                           102,779,897
                                                      --------------
Net Increase in Net Assets
Resulting from Operations                               $129,787,191
====================================================================

See notes to financial statements.






Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                                         SIX MONTHS ENDED
                                                                           YEAR ENDED      APRIL 30, 1997
                                                                        OCTOBER 31, 1996    (UNAUDITED)
                                                                       -----------------  ---------------

Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                     $ 12,807,440       $  5,737,016
Net realized gain on investments sold                                       29,138,919         21,270,278
Change in net unrealized appreciation/depreciation of investments          120,230,953        102,779,897
                                                                         -------------      -------------
Net Increase in Net Assets Resulting from Operations                       162,177,312        129,787,191
                                                                         -------------      -------------

Distributions to Shareholders:
Dividends from net investment income ($0.9075 and $0.1186 per share,
respectively)                                                            (  20,616,437)     (   2,629,876)
Distributions from net realized gain on investments sold ($1.495 and
$0.1329 per share, respectively)                                         (  33,683,439)     (   2,946,969)
                                                                         -------------      -------------
Total Distributions to Shareholders                                      (  54,299,876)     (   5,576,845)
                                                                         -------------      -------------
From Fund Share Transactions - Net:*                                     (  14,925,947)     (   8,670,646)
                                                                         -------------      -------------

Net Assets:
Beginning of period                                                        608,723,813        701,675,302
                                                                         -------------      -------------
End of period (including undistributed net investment income of
$1,277,788 and $4,384,928, respectively)                                  $701,675,302       $817,215,002
                                                                         =============      =============

*Analysis of Common Share Transactions:


                                                                              SIX MONTHS ENDED
                                                  YEAR ENDED                   APRIL 30, 1997
                                               OCTOBER 31, 1996                  (UNAUDITED)
                                         ---------------------------      --------------------------
                                           SHARES           AMOUNT          SHARES          AMOUNT
                                         ----------       ----------      ---------     ------------

Shares outstanding, beginning
of period                                23,005,000     $458,870,000     22,397,100     $443,944,053
Less shares repurchased                 (   607,900)   ($ 14,999,129)   (   297,100)   ($  8,670,646)
                                        -----------    -------------   ------------    -------------
                                         22,397,100     $443,870,871     22,100,000     $435,273,407
Adjustment to capital paid-in - Note D           --           73,182             --               --
                                        -----------    -------------   ------------    -------------
Shares outstanding, end of period        22,397,100     $443,944,053     22,100,000     $435,273,407
                                        ===========    =============   ============    =============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold during the period, along with the corresponding dollar value.

See notes to financial statements.






Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------
                                        FOR THE PERIOD AUGUST 23, 1994     YEAR ENDED OCTOBER 31,      SIX MONTHS ENDED
                                         (COMMENCEMENT OF OPERATIONS)     -----------------------       APRIL 30, 1997
                                              TO OCTOBER 31, 1994           1995           1996           (UNAUDITED)
                                        ------------------------------    --------       --------      -----------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                $  20.00              $  19.81       $  26.46          $   31.33
                                                  ----------            ----------     ----------         ----------
Net Investment Income                                   0.12                  0.50           0.56               0.26(d)
Net Realized and Unrealized Gain (Loss) on
Investments                                        (    0.26)                 6.38           6.57               5.58
                                                  ----------            ----------     ----------         ----------
Total from Investment Operations                   (    0.14)                 6.88           7.13               5.84
                                                  ----------            ----------     ----------         ----------

Less Distributions:
Dividends from Net Investment Income                      --             (    0.23)     (    0.91)         (    0.12)
Distributions from Net Realized Gain on
Investments Sold                                          --                    --      (    1.50)         (    0.13)
                                                  ----------            ----------     ----------         ----------
Total Distributions                                       --             (    0.23)     (    2.41)         (    0.25)
                                                  ----------            ----------     ----------         ----------
Common Shares Offering Costs                       (    0.05)                   --             --                 --
Increase due to purchase of Bank and Thrift
Opportunity Fund stock
at less than net asset value                              --                    --           0.15               0.06
                                                  ----------            ----------     ----------         ----------
Net Asset Value, End of Period                      $  19.81              $  26.46       $  31.33           $  36.98
                                                  ==========            ==========     ==========         ==========
Per Share Market Value, End of Period               $  18.00              $  22.75       $  27.00           $  31.50
                                                  ==========            ==========     ==========         ==========
Total Investment Return at Market Value            (  10.00%)(a)            27.91%         29.78%             17.64%(a)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)            $455,656              $608,724       $701,675           $817,215
Ratio of Expenses to Average Net Assets                1.51%(c)              1.49%          1.50%              1.46%(c)
Ratio of Net Investment Income to Average
Net Assets                                             3.22%(c)              2.22%          1.96%              1.51%(c)
Portfolio Turnover Rate                                   0%                    8%            13%                 4%
Average Broker Commission Rate (per share
of security) (b)                                         N/A                   N/A       $ 0.0727           $ 0.0700

(a) Not annualized.
(b) Average broker commission rate (per share of security) as required by amended disclosure requirements effective
    September 1, 1995.
(c) Annualized.
(d) Based on the average of month end shares outstanding.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
the net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the
Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.






Schedule of Investments
April 30, 1997 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the Bank and Thrift Opportunity Fund on
April 30, 1997. It's divided into four main categories: common stocks and warrant, preferred stocks, bonds  and short-term investments. The common stocks and warrant, preferred stocks and bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                 MARKET
DESCRIPTION, ISSUER, STATE        NUMBER OF SHARES               VALUE
--------------------------        ----------------               ------

COMMON STOCKS AND WARRANT
Money Center Banks (0.21%)
Chase Manhattan Corp. (NY)             18,387              $  1,703,096
                                                           ------------
Super Regionals (10.35%)
Barnett Banks, Inc. (FL)              460,000                22,482,500
First Union Corp. (NC)                 11,285                   947,940
Fleet Financial Group, Inc. (MA)      205,206                12,517,566
NationsBank Corp. (NC)                146,160                 8,824,410
Norwest Corp. (MN)                    264,051                13,169,544
PNC Bank Corp. (PA)                   647,000                26,607,875
                                                           ------------
                                                             84,549,835
                                                           ------------

Regionals (58.53%)
ABC Bancorp. (GA)                      40,000                   790,000
Alabama National Bancorp. (AL)        130,000                 2,575,625
American Bancorp. (WV)                 17,500                   525,000
American Bancshares, Inc.* (FL)        60,000                   502,500
Atlantic Bancorp.* (ME) (R)           150,000                 2,301,000
BancFirst Corp. (OK)                   70,000                 1,995,000
BancFirst Ohio Corp. (OH)              35,000                 1,163,750
BancorpSouth, Inc. (MS)                55,000                 1,498,750
Bank Yorba Linda (CA) +                67,500                 1,147,500
Banknorth Group, Inc. (VT)             66,500                 2,826,250
BanPonce Corp. (PR)                   290,000                 9,896,250
Beverly National Corp. (MA)            25,000                   662,500
BNCCorp., Inc.* (ND)                   45,000                   483,750
Broad National Bancorp. (NJ)           95,657                 1,410,941
BT Financial Corp. (PA)                12,000                   489,000
California State Bank (CA)             89,200                 1,945,675
Cape Cod Bank & Trust Co. (MA)         43,500                 1,179,937
Carolina First Corp. (SC)              33,890                   542,240
CCB Financial Corp. (NC)               35,600                 2,416,350
Centura Banks, Inc. (NC)               80,000                 3,130,000
Century Financial Corp. (PA)           20,000                   382,500
Chittenden Corp. (VT)                  59,062                 1,675,884
Citizens Bancshares, Inc. (OH)         25,000                   943,750
City National Corp. (CA)               40,977                   937,349
Colonial BancGroup, Inc. (AL)         770,000                17,325,000
Columbia Bancorp. (MD)                 24,000                   534,000
Comerica, Inc. (MI)                   165,000                 9,652,500
Commercial Bankshares, Inc. (FL)       35,700                   589,050
Commonwealth Bankshares, Inc.* (VA)    26,966                   269,660
Community Banks, Inc. (PA)             34,650                 1,048,162
Compass Bancshares, Inc. (AL)         534,405                16,165,751
CoreStates Financial Corp. (PA)       225,875                11,434,922
County Bank of Chesterfield (VA)       30,000                   517,500
Crestar Financial Corp. (VA)          534,000                19,758,000
Dauphin Deposit Corp. (PA)             80,000                 3,400,000
Desert Community Bank (CA)             42,000                   787,500
DNB Financial Corp. (PA)               22,609                   712,184
Empire Banc Corp. (MI)                 14,306                   590,122
Evergreen Bancorp., Inc. (NY)          50,000                   725,000
F & M National Corp. (VA)              10,000                   213,750
Financial Trust Corp. (PA)             99,000                 4,158,000
First American Corp. (TN)             322,100                21,097,550
First of America Bank Corp. (MI)      308,300                20,501,950
First Commerce Corp. (LA)             375,000                15,328,125
First Financial Corp (RI) +            94,000                 1,108,906
First Hawaiian, Inc. (HI)              25,000                   768,750
First Security Corp. (UT)             165,000                 5,878,125
First State Bancorp. (NM)              82,625                 1,146,422
First Tennessee National Corp. (TN)   121,200                 5,257,050
First Victoria National Bank (TX)      48,100                 1,238,575
Firstar Corp. (WI)                    270,352                 7,941,590
FNB Bankshares (ME)                    20,780                   581,840
FNB Rochester Corp. (NY)               19,500                   240,094
F.N.B. Corp. (PA)                      40,516                   972,384
Harleysville National Corp. (PA)       43,810                 1,204,775
Imperial Bancorp. * (CA)              153,105                 3,597,968
Independent Bankshares, Inc. (TX)      18,000                   279,000
Magna Group, Inc. (MO)                105,000                 3,241,875
Mahaska Investment Co. (IA) +         149,500                 3,475,875
Mahoning National Bancorp. (OH)        57,600                 1,281,600
Marathon Financial Corp. (VA)          15,000                    80,625
Mercantile Bancorp., Inc. (MO)        240,247                13,934,326
MetroBanCorp. (IN)                     49,000                   343,000
Mississippi Valley Bancshares, Inc.
(MO)                                   40,500                 1,721,250
National City Corp. (OH)              441,400                21,518,250
New England Community Bancorp.
(Class A) (CT) +                      185,000                 2,821,250
North Fork Bancorp., Inc. (NY)         80,800                 3,201,700
Old Kent Financial Corp. (MI)         195,693                 9,931,420
One Valley Bancorp., Inc. (WV)         59,272                 2,274,563
Oriental Financial Group (PR)          58,500                 1,345,500
Pacific Century Financial Corp.
(HI)                                  300,000                12,825,000
Provident Bankshares Corp. (MD)       163,616                 5,767,464
Regions Financial Corp. (AL)           82,956                 4,707,753
Riggs National Corp. (DC)              55,000                 1,017,500
Salem Bank & Trust (VA)                43,260                   616,455
Santa Barbara Bancorp. (CA)            17,500                   577,500
Security Bank Corp.* (VA)              27,000                   263,250
Security Shares, Inc. (TX) (r)        200,000                 1,874,000
Signet Banking Corp. (VA)             350,000                10,806,250
Southern National Corp. (NC)          533,880                20,954,790
Southtrust Corp. (AL)                 480,000                17,940,000
Southwest Bancorp. of Texas,
Inc.* (TX)                             85,000                 1,763,750
Southwest Bancorp., Inc. (OK)          23,500                   528,750
Summit Bancorp. (NJ)                  417,420                19,410,030
Summit Bancshares, Inc. (TX)           38,000                   969,000
Sun Bancorp., Inc. * (NJ)              52,500                 1,141,875
Surety Capital Corp.* (TX) +          303,700                 1,594,425
Tehama County Bank* (CA)               51,052                   612,624
Texas Regional Bancshares, Inc.
(Class A) (TX)                         20,000                   680,000
TriCo Bancshares (CA)                  11,000                   246,125
Union Planters Corp. (TN)             844,975                37,707,009
United Security Bancorp.* (WA)        139,755                 1,816,815
Univest Corp. (PA)                     25,000                   975,000
US Bancorp. (OR)                      701,760                40,088,040
U.S. Trust Corp. (NY)                  52,000                 2,288,000
Vectra Banking Corp.* (CO)             49,100                   939,038
Vermont Financial Services Corp.
(VT)                                   41,500                 1,649,625
West Coast Bancorp. (OR)               61,187                 1,376,708
Whitney Holding Corp. (LA)            138,500                 5,020,625
Yardville National Bank (NJ)           25,500                   529,125
                                                            -----------
                                                            478,303,466
                                                            -----------

Thrifts (19.00%)
American Federal Bank, FSB (SC)       165,000                 4,785,000
American National Bancorp., Inc.
(MD)                                   76,470                 1,099,256
Bank Plus Corp. * (CA)                202,858                 2,003,223
Bank West Financial Corp. (MI) +      162,000                 1,923,750
Bank United Corp. (Class A) (TX)        5,000                   152,500
BostonFed Bancorp., Inc. (MA)         121,300                 1,849,825
Cameron Financial Corp. (MO)           90,000                 1,485,000
CB Bancorp., Inc.* (IN)                40,000                 1,310,000
CENFED Financial Corp. (CA)            27,500                   783,750
Collective  Bancorp., Inc. (NJ)       546,500                22,338,187
Community Financial Corp.* (IL)        25,000                   356,250
CSB Financial Group, Inc.* (IL)        40,000                   465,000
Dime  Bancorp.,  Inc. (NY)             54,500                   878,812
FFVA Financial Corp. (VA)              50,000                 1,062,500
Financial Bancorp., Inc. (NY)          85,000                 1,391,875
First Colorado Bancorp., Inc. (CO)     91,000                 1,456,000
First Defiance Financial Corp. (OH)   146,885                 1,872,784
First Federal Capital Corp. (WI)       20,000                   530,000
First Financial Corp. (WI)             68,022                 1,794,080
First Keystone Financial, Inc. (PA)    20,000                   430,000
GA Financial, Inc. (PA)                90,000                 1,417,500
GreenPoint Financial Corp. (NY)       340,000                18,827,500
Guaranty Financial Corp. (VA)          30,000                   300,000
Highland Federal Bank* (CA)           104,167                 2,187,507
Hingham Institute For Savings (MA)     60,000                 1,080,000
HMN Financial, Inc.* (MN)              86,500                 1,665,125
InterWest Bancorp, Inc. (WA)           15,000                   427,500
ISB Financial Corp. (LA)              120,000                 2,700,000
Jefferson Savings Bancorp., Inc.
(MO)                                   42,265                 1,215,119
Lawrence Savings Bank* (MA)            75,000                   721,875
Little Falls Bancorp., Inc. (NJ)      110,000                 1,430,000
Long Island Bancorp., Inc. (NY)       216,700                 7,367,800
Mid Continent Bancshares, Inc. (KS)    55,000                 1,416,250
New Hampshire Thrift
Bancshares, Inc. (NH)                  25,000                   368,750
North Central Bancshares, Inc. (IA)    55,000                   862,812
Northwest Equity Corp. (WI) +          61,000                   892,125
Pamrapo Bancorp., Inc. (NJ)            86,000                 1,612,500
Patriot Bank Corp. (PA)                43,000                   671,875
PennFed Financial Services,
Inc.* (NJ) +                          305,500                 7,255,625
People's Bancshares, Inc. (MA)         60,000                   765,000
Peoples Heritage Financial Group,
Inc.
(ME)                                   29,800                   934,975
Pittsburgh Home Financial Corp.
(PA)                                  100,000                 1,475,000
Portsmouth Bank Shares, Inc. (NH)      48,378                   713,575
Quaker City Bancorp., Inc. * (CA)      75,000                 1,350,000
Roosevelt Financial Group, Inc. (MO)  479,324                11,144,283
St. Landry Financial Corp.* (LA) +     25,000                   375,000
Scotland Bancorp., Inc. (NC)           22,500                   348,750
SGV Bancorp., Inc.* (CA)               20,000                   245,000
SIS Bancorp Inc. (MA)                  87,500                 2,275,000
Southern Missouri Bancorp., Inc.
(MO)                                   57,000                   904,875
Sovereign Bancorp., Inc (PA)           27,562                   337,635
Standard Federal Bancorp. (MI)        195,000                11,480,625
Standard Financial, Inc. (IL)          85,000                 1,944,375
Sturgis Federal Savings Bank (MI)      27,000                   668,250
Teche Holding Co. (LA)                 80,000                 1,290,000
Warren Bancorp Inc. (MA)               19,000                   294,500
Washington Mutual, Inc. (WA)          257,300                12,704,187
Wells Financial Corp.* (MN) +         122,000                 1,708,000
WesterFed Financial Corp. (MT)        209,161                 3,895,624
                                                            -----------
                                                            155,242,309
                                                            -----------

Leasing Companies (0.06%)
Resource America, Inc.
(Class A) (PA)                         24,500                   477,750
                                                            -----------

Other (1.30%)
Capital One Financial Corp. (VA)      295,000                10,656,875
                                                            -----------

WARRANT (0.44%)
Glendale Federal Savings Bank* (CA)   265,000                 3,643,750
                                                            -----------

TOTAL COMMON STOCKS
AND WARRANT
(Cost $380,318,137)                 (  89.89%)              734,577,081
                                  -----------               -----------

PREFERRED STOCKS
Banks & Thrifts (  1.51%)
Chevy Chase Savings, 13.00% (MD)      55,000                  1,622,500
Community Bank,
Ser B, 13% (CA)                       21,000                    567,000
Fidelity Federal Bank
Ser A, 12.00% (CA)                    15,000                    412,500
First Preferred Cap I, 9.25% (MO)     50,000                  1,293,750
Greater New York Savings Bank,
Ser B, 12.00% (NY)                    50,000                  1,575,000
IFC Capital Trust I, 9.25% (IN)       40,000                  1,040,000
Matewan BancShares, Inc.,
Ser A, 7.50% (WV)                     25,000                    625,000
MVBI Capital Trust, 7.45% (MO) ** +   40,000                  1,000,000
Riggs National Corp.,
Ser B, 10.75% (DC)                    93,000                  2,615,625
Sovereign Bancorp.,
Ser B, 6.25% (PA)                     15,000                  1,110,000
VBC Capital I, 9.50% (CO)             20,000                    500,000
                                                            -----------

TOTAL PREFERRED STOCKS
(Cost $11,087,500)                 (   1.51%)                12,361,375
                                 -----------                -----------

                                   INTEREST      PAR VALUE       MARKET
                                     RATE     (000'S OMITTED)    VALUE
                                  ---------   ---------------    ------
BONDS
BFC Capital Trust I,  (R)
Capital Securities,
Ser A, 01-15-27                     9.650%        $  250     $  246,250
Beal Financial Corp.,
Sr Note 08-15-00                   12.750          2,000      2,120,000
CENFED Financial Corp., (R)
Sr Note 12-15-01                   11.170          3,500      3,694,950
Coastal Bancorp., Inc.,
Sr Note 06-30-02                   10.000          3,000      3,030,000
Dime Bancorp.,
Sr Note 11-15-05                   10.500          3,690      3,985,200
Fidelity Federal Bancorp.,
Sub Note 06-01-05                  10.000          1,000        980,000
First Federal Financial Corp.,
Note 10-01-04                      11.750          2,000      2,040,000
MAF Bancorp., Inc.,
Sub Note 09-30-05                   8.320          1,500      1,485,000
ML Capital Trust I, (R)
Capital Securities 03-01-27         9.875          1,000      1,000,000
Ocwen Federal Bank,
Sub Deb 06-15-05                   12.000          1,000      1,082,500
WSFS Financial Corp.,
Sr Note 12-31-05                   11.000          3,000      3,180,000
                                                            -----------
TOTAL BONDS
(Cost $22,094,855)                             (   2.80%)    22,843,900
                                                            -----------

SHORT-TERM INVESTMENTS
Certificates of Deposit (0.00%)
Deposits in Mutual Banks                                    $    55,533
                                                            -----------
Joint Repurchase Agreement (5.68%)
Investment in a joint
repurchase transaction with
Aubrey G. Lanston & Co.
- Dated 4-30-97,
Due 5-01-97 (Secured by US
Treasury Notes, 5.500% thru
6.625%, Due 5-15-98 thru
9-30-01 Note A                     5.375%        46,423      46,423,000
                                             ----------    ------------
TOTAL SHORT TERM INVESTMENTS                  (   5.68%)     46,478,533
                                             ----------    ------------
TOTAL INVESTMENTS                              ( 99.88%)   $816,260,889
                                             ==========    ============

NOTES TO SCHEDULE OF INVESTMENTS

* Non-income producing security.

(R) These Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,242,200 as of April 30, 1997.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                           MARKET      MARKET
                                                         VALUE AS A     VALUE
                                                         PERCENTAGE     AS OF
                           ACQUISITION     ACQUISITION    OF FUND'S    APRIL 30,
                              DATE            COST       NET ASSETS      1997
                           -----------     -----------   ----------   ----------
Security Shares, Inc.        9-29-94       $1,150,000       0.23%     $1,874,000

+  Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities.
   (See Note E of the Notes to Financial Statements).

** Floating Rate Note, rate effective April 30, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

The John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. To provide the initial capital of the Fund, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, purchased a total of 5,000 common shares for an aggregate purchase price of $100,000 on August 8, 1994. The Adviser was the sole holder of common shares until the public offering was completed and the operations of the Fund commenced on August 23, 1994. The Fund's primary investment objective is long-term capital appreciation.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended April 30, 1997.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis to 1.15% of the Fund's average weekly net asset value.

The Fund has also entered into an administrative agreement with the Adviser pursuant to which the Adviser provides certain administrative services on behalf of the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.25% of the Fund's average weekly net asset value.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The Adviser owns 5,000 shares of beneficial interest of the Fund. Effective with the fees paid for 1996, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,701.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended April 30, 1997, aggregated
$27,013,952 and $65,863,716, respectively.

The cost of investments owned at April 30, 1997 for federal income tax purposes was $459,979,025.

Gross unrealized appreciation and depreciation of investments aggregated $356,823,238 and $541,374, respectively, resulting in net unrealized appreciation of $356,281,864.

NOTE D --
CAPITAL

In connection with the Fund's initial public offering in August 1994, the Fund recorded proceeds of $458,770,000, net of estimated offering costs of $1,230,000, through the issuance of 23,000,000 common shares at $20.00 per share. As of October 31, 1996, the Fund had incurred $1,156,818 of public offering expenses and has adjusted capital paid-in for $73,182 which represents the balance of estimated offering costs which the Fund does not expect to incur. During the year ended October 31, 1996, 607,900 shares of the Fund's stock were purchased from stockholders at an average discount of 18.0% from net asset value. For the period ended April 30, 1997, 297,100 shares of the Fund's stock were purchased from stockholders at an average discount rate of 12.4% from net asset value. These shares were retired and restored to the status of authorized but unissued shares.





NOTE E --
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 1997 is set forth below.

                                                ACQUISITIONS           DISPOSITIONS
                                           ---------------------   -------------------
                                BEGINNING                                               ENDING
                                  SHARE    SHARE                 SHARE                  SHARE     REALIZED  DIVIDEND     ENDING
AFFILIATE                         AMOUNT   AMOUNT       COST     AMOUNT     COST        AMOUNT      GAIN     INCOME       VALUE

Bank West Financial
Corp. (MI)                       130,000   32,000  $  362,000      --      $  --        162,000    $  --   $ 10,500  $ 1,923,750
Bank Yorba Linda (CA)             20,000   47,500     790,938      --         --         67,500       --      1,875    1,147,500
First Financial Corp.             94,000       --          --      --         --         94,000       --      7,520    1,108,906
Mahaska Investment Co. (IA)      149,500       --          --      --         --        149,500       --     57,184    3,475,875
MVBI Capital Trust, 7.45%         40,000   40,000   1,000,000      --         --         40,000       --         --    1,000,000
New England Community
Bancorp (CT)                     185,000       --          --      --         --        185,000       --     29,600    2,821,250
Northwest Equity Corp. (WI)       61,000       --          --      --         --         61,000       --      7,320      892,125
Penn Fed Financial
Services, Inc. (NJ)              350,000   15,500     319,687  60,000    737,500        305,500  523,708     45,885    7,255,625
St. Landry Financial
Corp. (LA)                        25,000       --          --      --         --         25,000       --         --      375,000
Surety Capital Corp. (TX)        303,700       --          --      --         --        303,700       --         --    1,594,425
Wells Financial Corp. (MN)       167,000       --          --  45,000    410,625        122,000  231,229         --    1,708,000
                                                   ----------         ----------               ---------------------------------
                                                   $2,472,625         $1,148,125                $754,937   $159,884  $23,302,456
                                                   ==========         ==========               =================================




INVESTMENT OBJECTIVE AND POLICY

John Hancock Bank and Thrift Opportunity fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for holders of Common Shares pursuant to the Plan (the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distri-butions in the form of a shares dividend. The Plan Agent will effect purchases of Common Shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the Common Shares credited to the account upon instruction by the participant or certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certified form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker dealers.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional Common Shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDERS MEETING

On March 6, 1997, the Annual Meeting of John Hancock Bank and Thrift Opportunity Fund (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                              FOR               AUTHORITY WITHHELD
                       ------------------     ----------------------
Charles L. Ladner          21,021,991                 265,054
Leo E. Linbeck, Jr.        20,996,038                 291,007
Patricia P. McCarter       21,003,413                 283,632
Richard S. Scipione        21,023,850                 263,195

The shareholders also ratified the Trustees' selection of Deloitte and Touche, LLP, as the Fund's independent auditors for the Fund for the fiscal year ending October 31, 1997, with the votes tabulated as follows: 21,032,611 FOR, 93,109 AGAINST and 161,324 ABSTAINING.



NOTES

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A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page.
A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

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101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds


A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

                                                                    P90SA 4/97
                                                                          6/97